UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212 821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1.   Reports to Stockholders.

UBS Relationship Funds

Semiannual Report  |  June 30, 2018

President’s letter

August 6, 2018

Dear Shareholder,

Market conditions in the first half of 2018 diverged sharply from the tranquility of 2017 as volatility reared its head, sometimes with a vengeance. In the US, inflation continued to creep up and growth remained robust—in part, thanks to some healthy stimulus from the Tax Cut and Jobs Act—and the current economic recovery became the second longest in post-war history. The Federal Reserve Board continued to tighten monetary policy, raising the federal funds rate by 25 basis points two times—in March and June—and is expected to continue on its steady path of normalization.

While global growth continued at an above-trend pace, it began to diverge regionally, as did monetary policy. Although the European Central Bank is holding rates near zero for the foreseeable future, it has said it will cease asset purchases by the end of the year, while the Bank of Japan remains adamantly committed to its accommodative policies. Chinese demand growth rates have moderated as policies to rebalance the economy and reduce debt were implemented, but the authorities likely have sufficient tools to respond if the slowdown accelerates.

That said, global trade tensions spurred by tariffs and fears of an all-out trade war with China have overshadowed the markets and raised concerns about challenges to global growth. Higher-than-expected US inflation, geopolitics and a hard landing in China appear to be the principal potential hazards to global risk assets. Amid this mosaic, active portfolio managers continue to find a variety of opportunities regionally and across multiple markets and asset classes.

Separately, one of the most conspicuous market events of the first half was the broad-based selloff across emerging market (EM) regions and asset classes. However, in contrast to the first half of the decade, we do not expect this to herald a prolonged period of underperformance. Improved fundamentals in most EM countries compared to before the “Taper Tantrum” in 2013, as well as a more growth-supportive China, suggest that these may be attractive valuations for investors with a longer-term investment horizon, offering diversification and return potential.

Indeed, at UBS Asset Management we believe a long-term perspective and financial plan is important for all investors, and our firm’s historical commitment to the increasingly popular idea of sustainable investing supports that view. Sustainable investing is about broadening the use of material, non-financial data in the investment analysis process to include ESG—or environmental, social and governance—metrics. Incorporating these metrics helps investors take a broader view of the potential upside and downside of their investments and so make better informed investment decisions. At UBS Asset Management we have made the strategic decision to bring sustainable investing into the mainstream of our offering to all clients, building on a strong legacy of over twenty years’ sustainable investing experience, and we will continue to develop and roll out new offerings so that our clients can benefit from investing through this “new set of eyes.”

We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes

President’s letter

for our clients. At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver

President

The UBS Funds

Managing Director

UBS Asset Management (Americas) Inc.

The markets in review

The global economic expansion accelerates

The lengthy US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product (“GDP”) grew at a revised 2.3% seasonally adjusted annualized rate during the fourth quarter of 2017. GDP growth then moderated to revised 2.2% during the first quarter of 2018. Finally, second quarter 2018 GDP grew at a 4.1% rate based on the US Commerce Department’s initial estimate.1 This represented the strongest pace since the third quarter of 2014.

As expected, the US Federal Reserve Board (the “Fed”) continued to raise interest rates during the reporting period. Specifically, the Fed raised rates in March 2018 and June 2018. With its last rate hike, the federal funds rate2 moved to a range between 1.75% and 2.00%. In addition, starting in October 2017, the Fed began reducing its balance sheet. For the remainder of 2018, the Fed currently anticipates making two additional 0.25% rate hikes, while continuing to pare its balance sheet.

From a global perspective, in its July 2018 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said, “Global growth is projected to reach 3.9 percent in 2018 and 2019…but…the balance of risks has shifted further to the downside, including in the short term. The recently announced and anticipated tariff increases by the United States and retaliatory measures by trading partners have increased the likelihood of escalating and sustained trade actions. These could derail the recovery and depress medium-term growth prospects.” From a regional perspective, the IMF projects 2018 growth in the eurozone will be 2.2%, compared to 2.4% in 2017. Japan’s economy is expected to expand 1.0% in 2018, versus 1.7% in 2017. Elsewhere, the IMF projects that growth in emerging market countries will increase to 4.9% in 2018, versus 4.7% in 2017.

Global equities Produce Mixed Results

The global equity market generated mixed results during the reporting period. US equities posted positive returns during four of the six months of the period. Supporting the market were corporate profits that often exceeded expectations and continued optimism following the December 2017 signing of a tax reform bill.

However, a portion of its gains were given back in February and March 2018, given fears that the Fed may take a more aggressive stance in terms of raising interest rates. All told, the US stock market, as measured by the S&P 500 Index,3 gained 2.65% for the six months ended June 30, 2018. International equities produced weak results, as growth rates in a number of countries moderated, global trade war concerns increased and the US dollar strengthened over the second half of the period. International developed equities, as measured by the MSCI EAFE Index (net),4 retuned -2.75% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 returned -6.66%.

[1]	Based on the Commerce Department’s initial estimate announced on July 27, 2018, after the reporting period had ended.
[2]	The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis.
[3]

The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]

The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[5]

The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market produces weak results

The global fixed income market posted weak results during the reporting period. In the US, short-term Treasury yields moved sharply higher in concert with the Fed’s interest rate hikes. Longer-term Treasury yields also rose, albeit to a lesser extent. For the six month period as a whole, the yield on the US 10-year Treasury rose from 2.40% to 2.85% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,6 returned -1.62% for the six months ended June 30, 2018. Returns of riskier fixed income securities were also generally poor. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 gained 0.08% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 returned -5.23%.

[6]

The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[7]

The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

[8]

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2018, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 2.12%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 2.85%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions. The Fund did not use derivatives during the reporting period.

Portfolio performance summary1

What worked:

•	Amazon.com was the top-performing stock for the six months ended June 30, 2018.

•

The company saw its shares rise after delivering first quarter results that outpaced expectations. Performance was driven by continued strength in e-commerce, Amazon’s cloud services business, and expectations that strong performance by Netflix would be echoed by Amazon’s Prime Video service. (For details, see “Portfolio highlights.”)

•	The Fund benefited from other successful holdings within the consumer discretionary sector.

•

Shares of Netflix surged after the company delivered strong fourth quarter earnings and guidance above consensus. The company continues to expand internationally and is increasing marketing and technology spending to attract more subscribers. A rally in the information technology sector during the period provided another boost. We sold the Fund’s position in Netflix during the reporting period as it approached our estimate of fair value.

•

TJX Companies traded higher after announcing quarterly earnings above expectations due to better than expected same-store sales and gross margins. The results demonstrated the ability of TJX’s off-price business model to gain market share despite heightened competitive pressures. (For details, see “Portfolio highlights.”)

•	Several stock selection decisions made a positive contribution to relative performance.

•

Micron Technology outperformed driven by strong earnings and a positive outlook, both of which indicated continued strength in semiconductor memory pricing (DRAM and NAND). We continue to be optimistic regarding Micron’s future profitability and the overall health of the industry. (For details, see “Portfolio highlights.”)

•

Hess outperformed during the period, buoyed by a rally in the energy sector. The company benefited from the improving market perception of the value of its Guyana discoveries. An updated view on reserves and production proved to be much higher than market consensus.

What didn’t work:

•	Stock selection in the consumer staples sector detracted from Fund returns during the six months ended June 30, 2018.

•

Philip Morris was the largest negative contributor during the six-month period. The company underperformed after delivering disappointing quarterly results. Management pointed to a slower than expected conversion rate to its IQOS tobacco heating system from older smokers in the core Japanese market. This led to a concern that IQOS may have hit a growth plateau earlier than expected. As the company invests heavily in Japan and the European Union, we expect to see acceleration in its market share gains. We maintained our position in the company. (For details, see “Portfolio highlights.”)

[1]	For a detailed commentary on the market environment in general during the reporting period, see page 3-4.

UBS U.S. Equity Alpha Relationship Fund

•	Certain stock selection decisions hindered relative returns. We continue to hold these stocks.

•

Universal Display’s underperformance was driven by continuing concerns that 2018 will see little capacity growth in organic light-emitting diode (OLED) display. Investors were also wary about rumors of an Apple initiative to develop its own Micro-LED display alternative to OLED. We believe Universal Display’s long term outlook and competitive position remain compelling.

•

LKQ Corporation declined after the company announced quarterly earnings below expectations and cut earnings per share (EPS) guidance. The earnings miss was mainly attributable to a decline in gross margins in North America and a slowdown in the rate of growth in Europe. We continue to find LKQ’s long term prospects very attractive.

•

Synchrony Financial detracted from Fund performance during the reporting period. The stock came under pressure from increased concerns about the creditworthiness of the American consumer. We believe that market concerns are overdone and any potential losses will be more than offset by growth stemming from more successful ties with larger companies. (For details, see “Portfolio highlights.”)

•

Alnylam Pharmaceuticals made a negative contribution to Fund returns during the six-month period following Pfizer’s surprise announcement that the outcomes trial for Phase III ATTR-ACT study demonstrated a statistically significant reduction in all-cause mortality and frequency of cardiovascular hospitalizations. Much of the value we see in Alnylam comes from the company’s platform and ability to generate one to two new targets per year. In addition, given the number of programs in development, the company should have a safety database which, in our view, will be unmatched by most other delivery platforms for years to come.

Portfolio highlights

•

Amazon.com provides online retail shopping services. We believe that Amazon’s revenue will continue to grow at high double digit rates as it expands its Amazon Prime service to include lower priced and/or faster delivery, video services and potentially other benefits, expands its network of fulfillment centers, expands the number of merchandise segments it sells, expands its hardware offerings to facilitate the delivery of Amazon content and Amazon Web Services continues to lead the public Cloud IT infrastructure market.

•

TJX Companies is the leading off-price apparel and home fashions retailer in the world. TJX’s flexible business model includes opportunistic buying, inventory management, logistics and store layouts. It is designed to give customers a compelling value proposition and a treasure hunt shopping experience to discover brand name and designer merchandise. TJX has been a high quality operator in the off-price channel for over 30 years with a proven ability to grow sales and take share in a changing retail distribution model. We believe that a significant increase in competitor store closings over the next few years will provide a unique tailwind for the business.

•

Micron Technology is a leading manufacturer of semiconductor memory, including DRAM, NAND Flash and NOR Flash. Recent consolidation in the DRAM industry has resulted in more sustainable profitability. We expect this trend to continue for the foreseeable future as the industry consolidates to three suppliers, all of whom are acting rationally with regard to capacity additions. Micron’s stock, while up significantly from its lows of a few years ago, is still priced at attractive levels relative to its ultimate earnings power, in our view. We believe its balance sheet is sufficiently capitalized and that the company can access the straight debt market if additional capital is required.

•

Philip Morris is a leading player in the global cigarette and tobacco market. The company has a proven ability to accurately model demand in spite of the complexities around regulation, taxation and demographics. In addition, Philip Morris’s regulatory and consumption risk is well diversified, as the company operates in over 180 markets globally. The tobacco sector enjoys attractive and currently unique industry dynamics, including pricing power, upside margin potential, and strong cash generation and returns. The evolution of a new tobacco subsector known as RRPs (Reduced Risk Products) adds material upside potential.

UBS U.S. Equity Alpha Relationship Fund

•

Synchrony Financial, a consumer financial services company, is the largest private label supplier of credit cards in the US. We believe Synchrony benefits from an excess capital position as the leading operator in a niche subsector. The private label card market features structurally high return on equity (ROE) compared with the rest of the financial sector. This offers Synchrony a competitive advantage and a significant opportunity to return cash to shareholders, in our view. We also believe the company should be able to generate high single-digit loan growth. Synchrony continues to experience strong retention rates among its private label customers.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2018. The views and opinions in the letter were current as of August 15, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2018 (unaudited)

	6 months	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	2.12%	9.63%	13.80%	9.90%
Russell 1000 Index[1]	2.85%	14.54%	13.37%	10.20%

[1]

The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten holdings (long holdings)

Percentage of net assets
Amazon.com, Inc.	5.7%
Facebook, Inc., Class A	4.2
UnitedHealth Group, Inc.	3.4
The TJX Cos., Inc.	3.1
Marsh & McLennan Cos., Inc.	3.1
Synchrony Financial	2.8
Philip Morris International, Inc.	2.8
JPMorgan Chase & Co.	2.8
Visa, Inc., Class A	2.5
Allergan PLC	2.4
Total	32.8%

Top ten holdings (short holdings)

Percentage of net assets
Twitter, Inc.	(1.5)%
Teva Pharmaceutical Industries Ltd. ADR	(1.3)
Ligand Pharmaceuticals, Inc.	(1.2)
Choice Hotels International, Inc.	(1.0)
Healthcare Services Group, Inc.	(1.0)
NVIDIA Corp.	(1.0)
Planet Fitness, Inc., Class A	(0.7)
The Clorox Co.	(0.6)
TripAdvisor, Inc.	(0.6)
Mettler-Toledo International, Inc.	(0.6)
Total	(9.5)%

Top five issuer breakdown by country or territory of origin (long holdings)

Percentage of net assets
United States	112.1%
Ireland	4.0
Bermuda	3.8
United Kingdom	2.9
Jersey	1.4
Total	124.2%

Top five issuer breakdown by country or territory of origin (short holdings)

Percentage of net assets
United States	(23.5)%
Israel	(1.3)
Ireland	(0.4)
Switzerland	(0.4)
Canada	(0.3)
Total	(25.9)%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—June 30, 2018 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	2.09%
Airlines	1.80
Auto components	1.39
Banks	6.11
Beverages	2.12
Biotechnology	4.74
Building products	2.62
Chemicals	3.75
Commercial services & supplies	1.06
Communications equipment	1.32
Consumer finance	3.87
Distributors	1.57
Diversified financial services	1.40
Electrical equipment	1.10
Electronic equipment, instruments & components	1.56
Equity real estate investment trusts	2.43
Food & staples retailing	1.56
Food products	2.12
Health care equipment & supplies	1.04
Health care providers & services	4.87
Hotels, restaurants & leisure	1.62
Household durables	1.81
Insurance	6.44
Internet & direct marketing retail	7.95
Internet software & services	5.62
IT services	2.54
Life sciences tools & services	1.99
Machinery	5.25
Metals & mining	1.26
Oil, gas & consumable fuels	4.80
Pharmaceuticals	6.89
Semiconductors & semiconductor equipment	13.25
Software	7.10
Specialty retail	3.05
Technology hardware, storage & peripherals	2.18
Tobacco	2.79
Wireless telecommunication services	1.16
Total common stocks	124.22%
Total investments before investments sold short	124.22%

Investments sold short Common stock	Percentage of net assets
Biotechnology	(2.31	) %
Commercial services & supplies	(1.39)
Communications equipment	(0.49)
Electrical equipment	(0.38)
Electronic equipment, instruments & components	(0.85)
Food products	(0.46)
Health care equipment & supplies	(0.47)
Health care providers & services	(1.50)
Hotels, restaurants & leisure	(2.74)
Household durables	(0.37)
Household products	(1.02)
Insurance	(0.53)
Internet & catalog retail	(0.62)
Internet software & services	(2.53)
IT services	(0.89)
Life sciences tools & services	(0.62)
Media	(0.35)
Pharmaceuticals	(1.33)
Professional services	(0.28)
Semiconductors & semiconductor equipment	(1.44)
Software	(2.24)
Specialty retail	(1.99)
Technology hardware, storage & peripherals	(1.13)
Total investments sold short	(25.93)%

Total investments, net of investments sold short	98.29%
Other assets in excess of liabilities	1.71
Net assets	100.00%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2018 (unaudited)

	Number of Shares	Value

Common stocks: 124.22%
Aerospace & defense: 2.09%
Spirit AeroSystems Holdings, Inc., Class A1	64,591	$5,549,013

Airlines: 1.80%
Spirit Airlines, Inc.*	131,459	4,778,535

Auto components: 1.39%
Aptiv PLC	40,407	3,702,493

Banks: 6.11%
JPMorgan Chase & Co.[1]	71,063	7,404,765
US Bancorp[1]	49,461	2,474,039
Wells Fargo & Co.[1]	114,827	6,366,009

		16,244,813

Beverages: 2.12%
PepsiCo, Inc.[1]	51,695	5,628,035

Biotechnology: 4.74%
Alnylam Pharmaceuticals, Inc.*,1	33,352	3,284,839
Coherus Biosciences, Inc.*	98,000	1,372,000
Incyte Corp.*	53,618	3,592,406
Ironwood Pharmaceuticals, Inc.*	156,401	2,990,387
Lexicon Pharmaceuticals, Inc.*,1	113,823	1,365,876

		12,605,508

Building products: 2.62%
Allegion PLC	53,300	4,123,288
Masco Corp.	76,209	2,851,741

		6,975,029

Chemicals: 3.75%
Ashland Global Holdings, Inc.	72,505	5,668,441
Eastman Chemical Co.	43,000	4,298,280

		9,966,721

Commercial services & supplies: 1.06%
Stericycle, Inc.*	43,000	2,807,470

Communications equipment: 1.32%
Arista Networks, Inc.*,1	13,660	3,517,313

Consumer finance: 3.87%
American Express Co.[1]	29,239	2,865,422
Synchrony Financial[1]	222,715	7,434,227

		10,299,649

Distributors: 1.57%
LKQ Corp.*	131,001	4,178,932

Diversified financial services: 1.40%
Voya Financial, Inc.	79,285	3,726,395

Electrical equipment: 1.10%
Sensata Technologies Holding NV*	61,726	2,936,923

Electronic equipment, instruments & components: 1.56%
Jabil, Inc.[1]	149,824	4,144,132

	Number of Shares	Value

Equity real estate investment trusts: 2.43%
Simon Property Group, Inc.[1]	37,879	$6,446,627

Food & staples retailing: 1.56%
Walgreens Boots Alliance, Inc.	69,091	4,146,496

Food products: 2.12%
Mondelez International, Inc., Class A1	137,271	5,628,111

Health care equipment & supplies: 1.04%
Zimmer Biomet Holdings, Inc.	24,812	2,765,049

Health care providers & services: 4.87%
Laboratory Corp. of America Holdings*	22,057	3,959,893
UnitedHealth Group, Inc.[1]	36,593	8,977,727

		12,937,620

Hotels, restaurants & leisure: 1.62%
Norwegian Cruise Line Holdings Ltd.*,1	91,139	4,306,318

Household durables: 1.81%
Newell Brands, Inc.[1]	186,221	4,802,640

Insurance: 6.44%
Aon PLC[1]	35,300	4,842,101
Marsh & McLennan Cos., Inc.	98,677	8,088,554
MetLife, Inc.[1]	95,891	4,180,847

		17,111,502

Internet & direct marketing retail: 7.95%
Amazon.com, Inc.*,1	8,937	15,191,113
Expedia Group, Inc.[1]	49,370	5,933,780

		21,124,893

Internet software & services: 5.62%
Facebook, Inc., Class A*,1	57,559	11,184,865
GoDaddy Inc., Class A*	53,040	3,744,624

		14,929,489

IT services: 2.54%
Visa, Inc., Class A1	50,999	6,754,818

Life sciences tools & services: 1.99%
Bio-Rad Laboratories, Inc., Class A*,1	18,317	5,285,187

Machinery: 5.25%
AGCO Corp.	84,924	5,156,585
Gardner Denver Holdings, Inc.*	176,300	5,181,457
Wabtec Corp.	36,783	3,626,068

		13,964,110

Metals & mining: 1.26%
Steel Dynamics, Inc.	73,083	3,358,164

Oil, gas & consumable fuels: 4.80%
Hess Corp.	81,095	5,424,444
Noble Energy, Inc.	107,307	3,785,791
WPX Energy, Inc.*	196,890	3,549,927

		12,760,162

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2018 (unaudited)

	Number of Shares	Value

Common stocks—(Concluded)
Pharmaceuticals: 6.89%
Allergan PLC[1]	38,777	$6,464,901
Eli Lilly & Co.[1]	52,975	4,520,357
Johnson & Johnson	46,958	5,697,884
The Medicines Co.*,1	44,209	1,622,470

		18,305,612

Semiconductors & semiconductor equipment: 13.25%
Broadcom, Inc.	18,278	4,434,974
Cirrus Logic, Inc.*	70,010	2,683,483
KLA-Tencor Corp.	27,790	2,849,309
Lam Research Corp.	16,531	2,857,384
Marvell Technology Group Ltd.	267,066	5,725,895
Microchip Technology, Inc.	36,897	3,355,782
Micron Technology, Inc.*,1	104,411	5,475,313
Skyworks Solutions, Inc.[1]	24,619	2,379,426
Teradyne, Inc.	79,945	3,043,506
Universal Display Corp.	28,018	2,409,548

		35,214,620

Software: 7.10%
Electronic Arts, Inc.*	31,252	4,407,157
salesforce.com, Inc.*	36,767	5,015,019
Take-Two Interactive Software, Inc.*	45,348	5,367,389
The Ultimate Software Group, Inc.*	15,898	4,090,714

		18,880,279

Specialty retail: 3.05%
The TJX Cos., Inc.[1]	85,045	8,094,583

Technology hardware, storage & peripherals: 2.18%
Western Digital Corp.[1]	74,813	5,791,274

Tobacco: 2.79%
Philip Morris International, Inc.[1]	91,950	7,424,043

Wireless telecommunication services: 1.16%
T-Mobile US, Inc.*,1	51,634	3,085,131
Total common stocks (cost $264,292,827)		330,177,689
Total investments before investments sold short: 124.22% (cost $264,292,827)		330,177,689

Investments sold short: (25.93)%
Common stocks: (25.93)%
Biotechnology: (2.31)%
Amgen, Inc.	(5,248)	(968,728)
Ligand Pharmaceuticals, Inc.	(15,740)	(3,260,856)
OPKO Health, Inc.	(224,475)	(1,055,032)
United Therapeutics Corp.	(7,611)	(861,185)

		(6,145,801)

Commercial services & supplies: (1.39)%
Healthcare Services Group, Inc.	(61,675)	(2,663,743)
Pitney Bowes, Inc.	(119,066)	(1,020,396)

		(3,684,139)

	Number of Shares	Value

Communications equipment: (0.49)%
F5 Networks, Inc.	(7,593)	$(1,309,413)

Electrical equipment: (0.38)%
Emerson Electric Co.	(14,409)	(996,238)

Electronic equipment, instruments & components: (0.85)%
National Instruments Corp.	(23,790)	(998,704)
Zebra Technologies Corp., Class A	(8,850)	(1,267,763)

		(2,266,467)

Food products: (0.46)%
McCormick & Co., Inc. (Non-Voting)	(10,410)	(1,208,497)

Health care equipment & supplies: (0.47)%
IDEXX Laboratories, Inc.	(5,758)	(1,254,899)

Health care providers & services: (1.50)%
Cardinal Health, Inc.	(15,800)	(771,514)
Henry Schein, Inc.	(16,655)	(1,209,819)
LifePoint Health, Inc.	(25,166)	(1,228,101)
Patterson Cos., Inc.	(34,087)	(772,752)

		(3,982,186)

Hotels, restaurants & leisure: (2.74)%
Choice Hotels International, Inc.	(35,539)	(2,686,748)
Hyatt Hotels Corp., Class A	(19,822)	(1,529,267)
Planet Fitness, Inc., Class A	(39,568)	(1,738,618)
The Wendy’s Co.	(76,938)	(1,321,795)

		(7,276,428)

Household durables: (0.37)%
Garmin Ltd.	(16,163)	(985,943)

Household products: (1.02)%
Church & Dwight Co., Inc.	(19,299)	(1,025,935)
The Clorox Co.	(12,507)	(1,691,572)

		(2,717,507)

Insurance: (0.53)%
CNO Financial Group, Inc.	(74,288)	(1,414,444)

Internet & catalog retail: (0.62)%
TripAdvisor, Inc.	(29,685)	(1,653,751)

Internet software & services: (2.53)%
Pandora Media, Inc.	(58,275)	(459,207)
Twitter, Inc.	(90,598)	(3,956,415)
VeriSign, Inc.	(10,117)	(1,390,278)
Yelp, Inc.	(23,713)	(929,075)

		(6,734,975)

IT services: (0.89)%
Cognizant Technology Solutions Corp., Class A	(18,090)	(1,428,929)
FleetCor Technologies, Inc.	(4,452)	(937,814)

		(2,366,743)

Life sciences tools & services: (0.62)%
Mettler-Toledo International, Inc.	(2,850)	(1,649,096)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2018 (unaudited)

	Number of Shares	Value

Investments sold short—(Concluded)
Common stocks—(Concluded)
Media: (0.35)%
Gannett Co., Inc.	(87,347)	$(934,613)

Pharmaceuticals: (1.33)%
Teva Pharmaceutical Industries Ltd. ADR	(145,400)	(3,536,128)

Professional services: (0.28)%
ManpowerGroup, Inc.	(8,624)	(742,181)

Semiconductors & semiconductor equipment: (1.44)%
Analog Devices, Inc.	(12,629)	(1,211,374)
NVIDIA Corp.	(11,075)	(2,623,667)

		(3,835,041)

Software: (2.24)%
BlackBerry Ltd.	(89,800)	(866,570)
CA, Inc.	(34,396)	(1,226,217)
Citrix Systems, Inc.	(15,534)	(1,628,585)

	Number of Shares	Value

ServiceNow, Inc.	(6,330)	$(1,091,735)
Splunk, Inc.	(11,394)	(1,129,259)

		(5,942,366)

Specialty retail: (1.99)%
Abercrombie & Fitch Co., Class A	(66,017)	(1,616,096)
American Eagle Outfitters, Inc.	(52,451)	(1,219,486)
The Gap, Inc.	(43,900)	(1,421,921)
Williams-Sonoma, Inc.	(16,662)	(1,022,713)

		(5,280,216)

Technology hardware, storage & peripherals: (1.13)%
Hewlett Packard Enterprise Co.	(58,592)	(856,029)
Seagate Technology PLC	(21,106)	(1,191,856)
Xerox Corp.	(39,700)	(952,800)

		(3,000,685)
Total investments sold short (proceeds $53,095,320)		(68,917,757)

Other assets in excess of liabilities: 1.71%		4,543,088
Net assets: 100.00%		$265,803,020

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 14.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio’s investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$330,177,689	$—	$—	$330,177,689
Liabilities
Investments sold short	$(68,917,757)	$—	$—	$(68,917,757)

At June 30, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.

Portfolio acronyms

ADR	American Depositary Receipt

See accompanying notes to financial statements.

UBS Relationship Funds

June 30, 2018 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 to June 30, 2018.

Actual expenses

The first line in the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2018 to June 30, 2018.

UBS Relationship Funds

June 30, 2018 (unaudited)

	Beginning account value January 1, 2018	Ending account value June 30, 2018	Expenses paid during period* 01/01/18-06/30/18	Expense ratio during period
UBS U.S. Equity Alpha Relationship Fund
Actual	$1,000.00	$1,021.20	$3.38	0.6743%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.45	3.38	0.6743

*	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

Financial statement

Statement of assets and liabilities

June 30, 2018 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$264,292,827
Foreign currency	102
$264,292,929

Investments, at value:
Unaffiliated issuers	$330,177,689
Foreign currency	94
Receivable for dividends and interest	239,238
Receivable from affiliate	4,246
Cash collateral for securities sold short	4,579,113
Other assets	11,266
Total assets	335,011,646

Liabilities:
Investments sold short, at value (proceeds—$53,095,320)	68,917,757
Payable to custodian	216,798
Payable for dividend and interest expense on investments sold short	44,980
Accrued expenses and other liabilities	32,318
Total liabilities	69,211,853
Net assets	$265,799,793
Shares outstanding	9,350,156
Net asset value, offering and redemption proceeds per share	28.4273

See accompanying notes to financial statements.

Financial statement

Statement of operations

For the six months ended June 30, 2018 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Investment income:
Dividends (net of foreign withholding taxes of $7,895)	$1,936,526
Interest	136,673
Foreign tax witheld	(7,895)
Total income	2,065,304
Expenses:
Investment management and administration fees	44,631
Professional services	44,694
Trustees’ fees	40,122
Custodian and fund accounting	33,269
Insurance expense	12,822
Transfer agency and related services fees	7,682
Shareholder reports	3,151
Dividend expense and security loan fees for securities sold short	730,606
Other	13,542
Total operating expenses	930,519
Expenses reimbursed by Advisor	(41,755)
Net expenses	888,764
Net investment income	1,176,540
Net realized gain (loss) on:
Investments in unaffiliated issuers	14,259,881
Securities sold short	(4,225,945)
Net realized gain	10,033,936
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,939,366)
Securities sold short	247,001
Translation of other assets and liabilities denominated in foreign currency	(4)
Change in net unrealized appreciation (depreciation)	(5,692,369)
Net realized and unrealized gain	4,341,567
Net increase in net assets resulting from operations	$5,518,107

See accompanying notes to financial statements.

Financial statement

Statement of changes in net assets

	UBS U.S. Equity Alpha Relationship Fund
	Six months ended June 30, 2018 (unaudited)	Year ended December 31, 2018
Operations:
Net investment income	$1,176,540	$2,210,027
Net realized gain	10,033,936	9,911,484
Change in net unrealized appreciation (depreciation)	(5,692,369)	34,230,678
Net increase in net assets from operations	5,518,107	46,352,189
Increase in net asset	5,518,107	46,352,189
Net assets, beginning of period	260,281,686	213,929,497
Net assets, end of period	$265,799,793	$260,281,686

See accompanying notes to financial statements.

Financial statement

Statement of cash flows

For the six months ended June 30, 2018 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$5,518,107
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(57,648,801)
Proceeds from disposition of investment securities	60,069,448
Covers of securities sold short	(21,514,288)
Proceeds from securities sold short	18,474,629
Sales of short-term investments, net	—
Net realized gain (loss) on investments	(14,259,881)
Net realized gain (loss) on securities sold short	4,225,945
Change in unrealized (appreciation) depreciation on investments	5,939,366
Change in unrealized (appreciation) depreciation on securities sold short	(247,001)
Decrease in due from affiliate	42,956
Decrease in dividends receivable	91,147
Increase in cash collateral for securities sold short	(866,087)
Decrease in other assets	9,775
Decrease in dividends payable and security loan fees for securities sold short	(27,116)
Increase in accrued expenses and other liabilities	118,900
Net cash used by operating activities	(72,901)
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net decrease in cash	(72,901)
Cash:
Beginning of period	72,995
End of period	$94

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

UBS U.S. Equity Alpha Relationship Fund	Six months ended June 30, 2018 (unaudited)	Year ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.8371	$22.8798	$20.3223	$20.3185	$17.1890	$12.6822
Income from investment operations:
Net investment income[1]	0.1258	0.2364	0.3179	0.2717	0.2298	0.2100
Net realized and unrealized gain (loss)	0.4644	4.7209	2.2396	(0.2679)	2.8997	4.2968
Total income from investment operations	0.5902	4.9573	2.5575	0.0038	3.1295	4.5068
Net asset value, end of period	$28.4273	$27.8371	$22.8798	$20.3223	$20.3185	$17.1890
Total investment return[2]	2.12%	21.67%	12.58%	0.02%	18.20%	35.54%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.7060%[3]	0.6751%	0.8837%	0.8318%	0.9371%	0.9089%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6743%[3]	0.6258%	0.8021%	0.7608%	0.8666%	0.8068%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	0.90%[3]	0.91%	1.53%	1.29%	1.24%	1.39%
Supplemental data:
Net assets, end of period (000’s)	$265,799	$260,282	$213,929	$190,322	$190,286	$160,978
Portfolio turnover	21%	57%	51%	48%	41%	56%

[1]	Calculated using the average shares method.
[2]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering multiple series representing separate investment portfolios. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust has one series available for investment, UBS U.S. Equity Alpha Relationship Fund (the “Fund,”). The Fund is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund’s operations; expenses which are applicable to the Fund are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Certain shareholders of the Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain then current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the

UBS Relationship Funds

Notes to financial statements (unaudited)

Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions: The Fund currently does not intend to declare and pay distributions.

Foreign currency translation: The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Because the Fund is sold only to accredited investors in a private placement transaction, the Fund may have a limited shareholder base with investors owning a significant portion of the Fund.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund do not price their shares, on most national holidays and Good Friday. To the extent that a Fund’s assets are traded in other markets on days when the NYSE is not open, the value of a Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for their investments from independent pricing sources and

UBS Relationship Funds

Notes to financial statements (unaudited)

broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund’s net asset value. However, if any of the Fund determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of the Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee (“VC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists

UBS Relationship Funds

Notes to financial statements (unaudited)

during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Investments

Short sales: The Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

UBS Relationship Funds

Notes to financial statements (unaudited)

Restricted securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s portfolio footnotes.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2018, the Advisor owed certain the Fund for expense reimbursements as follows:

Fund	Amount
UBS U.S. Equity Alpha Relationship Fund	$4,246

During the period ended June 30, 2018, the Fund’s accrued expense reimbursements as follows:

Fund	Amount
UBS U.S. Equity Alpha Relationship Fund	$41,755

The Fund pays an administration fee to State Street Bank and Trust Company that is computed daily and paid monthly at an annual rate of $90,000.

During the period ended June 30, 2018, the Fund listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments.

Fund	Amount
UBS U.S. Equity Alpha Relationship Fund	$—

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities, provided that loans of “Government Securities” as defined in the Investment Company Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities, or 100% of the value of the securities loaned with respect to “Government Securities.” Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

UBS Relationship Funds

Notes to financial statements (unaudited)

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government or government agency securities or, under certain conditions, bank letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund’s Portfolio of investments. State Street Bank and Trust Company serves as the Fund’s lending agent.

At June 30, 2018, the Fund did not have any securities on loan.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $125 million committed credit facility (the “Committed Credit Facility”) with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. During the period ended June 30, 2018, the Fund had no borrowings from the Committed Credit Facility.

Commission recapture program

Certain funds participate in a brokerage commission recapture program. These funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2018, the Fund did not have recaptured commission activity.

Purchases and sales of securities

For the period ended June 30, 2018, aggregate purchases and sales of portfolio securities, excluding short- term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS U.S. Equity Alpha Relationship Fund (long transactions)	$57,648,801	$60,069,448
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	21,514,288	18,474,629

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that the Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Fund’s because taxable

UBS Relationship Funds

Notes to financial statements (unaudited)

income/(loss) of the Fund is included in the income tax returns of the investors. For tax purposes, each component of the Fund’s net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments before investments sold short, held at June 30, 2018 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS U.S. Equity Alpha Relationship Fund	$264,292,827	$77,019,073	$(11,134,211)	$65,884,862

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of June 30, 2018 there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2018, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s’Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 7 and 8, 2018 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 21, 2018, June 7, 2018 and June 8, 2018 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’ performance during the past year. In reviewing the Broadridge Reports, the Board noted that UBS Halo Emerging Markets Equity Relationship Fund appeared in the first quintile of its performance universe for the

Board approval of investment advisory agreements (unaudited)

one-year performance period, while the UBS U.S. Equity Alpha Relationship Fund appeared in the fifth performance quintile of its performance universe for the one-year period. At the Board’s request, the Advisor further addressed the performance data for the UBS U.S. Equity Alpha Relationship Fund.

In discussing the one-year performance for the UBS U.S. Equity Alpha Relationship Fund, the Advisor explained that security selection was the main detractor to comparative performance for the period. The Advisor noted that while the UBS U.S. Equity Alpha Relationship Fund’s performance lagged its peers for the one-year performance period, the Fund had better comparative performance for the three-year and five-year performance periods, ranking in the second quintile and first quintile, respectively, of its performance universe for the relevant periods.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of the UBS U.S. Equity Alpha Relationship Fund. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had one of the lowest total expense ratios in its respective Broadridge peer group.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

Item 2.   Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.   Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.   Schedule of Investments.

(a)   Included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.   Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 10, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary

Vice President, Treasurer and Principal Accounting Officer

Date:	September 10, 2018